ENERJEX RESOURCES, INC.
27 Corporate Woods, Suite 350
10975 Grandview Drive
Overland Park, Kansas 66210

November 16, 2009

West Coast Opportunity Fund, LLC	Frey Living Trust
2151 Alessandro Drive, Suite 100	4105 NE Rigels Cove Way
Ventura, CA 93001	Jensen Beach, FL 34957

Enable Growth Partners LP	Enable Opportunity Partners LP
C/o Enable Capital Management	C/o Enable Capital Management
One Ferry Building, Suite 225	One Ferry Building, Suite 225
San Francisco, CA 94111	San Francisco, CA 94111

RE:	Amendment to Debentures and Transaction Documents (this “Letter Agreement”)

Dear Buyers:

Reference is made to the June 21, 2007 Senior Secured Debentures, as amended (the “Debentures”), the Securities Purchase Agreement, as amended (the “Purchase Agreement”), and the Pledge and Security Agreement, as amended (the “Security Agreement”) and other agreements and documents associated therewith, as amended through the date hereof (collectively, the “Transaction Documents”), all originally dated as of April 11, 2007, by and among EnerJex Kansas, Inc. (the “Company”), EnerJex Resources, Inc. (“Parent”), West Coast Opportunity Fund, LLC (“West Coast”), Frey Living Trust (“Frey”), Enable Growth Partners LP (“Enable Growth”) and Enable Opportunity Partners LP (“Enable Opportunity”) (collectively, West Coast, Frey, Enable Growth and Enable Opportunity may be referred to as the “Buyers”).  Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Debentures, Purchase Agreement, the Security Agreement and/or the Transaction Documents.

WHEREAS:

A.           The Buyers were issued shares of the Parent’s common stock (the “Shares”) under the terms of the Purchase Agreement and Transactions Documents.

B.           The Company and Parent desire to amend the Debentures to allow for the retirement of a portion of the Shares as, and when, the Company redeems any of the Debentures.

C.           The Buyers have certain participation rights for Subsequent Placements made by Parent while any Debenture is outstanding.

D.           The Company and the Buyers wish to amend certain Sections of the Debentures, the Securities Purchase Agreement and the Transaction Documents as set forth herein.

E.           Certain of the Transaction Documents provide that amendments may be made by written consent of the Company and holders of at least sixty-five percent of the aggregate number of Registrable Securities issued under the Securities Purchase Agreement, and the undersigned Buyers constitute such requisite holders.

NOW THEREFORE, in consideration of the premises and mutual promises herein contained, the Company and the Buyers hereby agree as follows:

1.           Defined Terms. Capitalized terms used in this Letter Agreement which are not defined herein shall have the meaning ascribed to them in the Transaction Documents.

2.           Amendment to Debenture.  The Company and the Buyers hereby agree that the COMPANY REDEMPTION Section of the Debentures shall be amended and restated to read as follows:

(6)       COMPANY REDEMPTION.

(a)
Redemption of Debentures. The Company may elect to pay to the Holder of this Debenture the Company Redemption Amount, subject to and in accordance with the terms of this Section 6, by redeeming the Principal, in whole or in part, in accordance with this Section 6 (a “Company Redemption”).  On or prior to the date which is the sixth (6th) Trading Day prior to the Company Redemption (each, a “Company Redemption Notice Due Date”), the Company shall deliver written notice (each, a “Company Redemption Notice”), to the Holder which Company Redemption Notice shall state the amount  which the Company elects to redeem pursuant to a Company Redemption (the “Company Redemption Amount”), which amount shall be applied, on a pro rata basis to all outstanding Company Debentures, to the outstanding Principal, together with accrued and unpaid Interest with respect to such Company Redemption Amount and accrued and unpaid Late Charges with respect to such Company Redemption Amount and Interest. Each Company Redemption Notice shall be irrevocable. The Company shall redeem the applicable Company Redemption Amount of this Debenture pursuant to this Section 6 together with the corresponding Company Redemption Amounts of the Other Debentures pursuant to the corresponding provisions of the Other Debentures.  If the Company elects a Company Redemption, then the Company Redemption Amount which is to be paid to the Holder on the applicable Company Redemption Date shall be redeemed by the Company on such Company Redemption Date, and the Company shall pay to the Holder on such Company Redemption Date, by wire transfer of immediately available funds, an amount in cash equal to the Company Redemption Amount.

(b)
Retirement of Shares. In accordance with the schedule attached hereto as Exhibit A, and at any time before the Maturity Date, if the Company completes a Company Redemption within the time frames set forth on Exhibit A, or in advance of any time frames set forth therein, the Holder of this Debenture shall tender a number of the Parent’s shares of common stock held by the Holder for immediate cancellation in accordance with the schedule attached hereto as Exhibit A.

(c)
Transfer Restrictions. For as long as the Company is in compliance with the redemption and retirement schedule set forth on Exhibit A, the Holder irrevocably agrees not to pledge, hypothecate, transfer, sale or otherwise encumber any shares of the Parent’s common stock currently held by Holder or otherwise issued to Holder after the date hereof.

3.           Amendment to Securities Purchase Agreement. The Company, the Parent and the Buyers hereby agree that the COVENANTS Section 4(o)(iv) of the Debentures shall be amended and restated to read as follows:

(iv)
The restrictions contained in subsections (ii) and (iii) of this Section 4(o) shall not apply in connection with the issuance of:  (i) any Common Stock Equivalents issued pursuant to an employee benefit plan which has been approved by the Board of Directors of Parent, (ii) any security issued in or registered in a public offering by Parent or any of its Subsidiaries, (iii) issuance for services performed for the Company or Parent, (iv) any debt offering, including a line of credit, where the proceeds of which will be used to redeem all or a portion of the outstanding Debentures (if the debt offering does not redeem the Debentures in full, such offering will be required to subordinate to the Debentures), or (v) in connection with any acquisition by the Parent, whether through an acquisition of stock or a merger of any business or assets the primary purpose of which is not to raise equity capital.

4.	Conditional Waiver.

a.
The Buyers hereby waive any existing Event of Default under the Transaction Documents that does not, directly or indirectly, have a material negative impact on the Buyers’ security interest in the collateral or other properties of the Company in which it has a security interest, or have a material negative impact in the Buyers’ priority of payment under the Debentures.

b.	The Company hereby represents and warrants to the Buyers that it has no knowledge of any material Defaults or Events of Default under the Transaction Documents.

c.	The waivers granted by the Buyers in favor of the Company that are contained in this Agreement shall be null and void in the event the Company has breached its representation in Section 4(b).

5.           Governing Law.  This Letter Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Letter Agreement and all disputes arising hereunder shall be governed by, the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

6.           Amendment.  It is the intention of the parties that this Letter Agreement modifies and amends the Transaction Documents to the extent set forth herein or as otherwise necessary to effectuate the intentions of the parties as set forth herein.

7.           No Waiver.  The execution of this Letter Agreement is not, and shall not be deemed to constitute, a waiver, cure, or forbearance of any default arising prior or subsequent to the date of this Letter Agreement, nor shall it constitute a reinstatement of the terms described in the Transaction Documents, except as set forth herein.  The Company agrees that no delay on the part of any of the Buyers in exercising any power or right shall operate as a waiver of any such power or right or preclude the further exercise of any other power or right.  Any remedies contained herein are cumulative and not exclusive of any remedies provided by law.  Notice to or demand in circumstances under which the terms of this Letter Agreement do not require such notice or demand shall not entitle the Company to further notice or demand nor constitute a waiver of the rights of the Buyers to take any other or further action without notice or demand.

8.           Continuing Validity of Transaction Documents.  Except as expressly provided for in this Letter Agreement, the other Transaction Documents and all other documents executed in connection therewith shall continue unchanged in full force and effect, in accordance with their respective terms, and the parties hereby expressly confirm and reaffirm all of their respective liabilities, obligations, duties and responsibilities under and pursuant to the other Transaction Documents.

9.           Transaction Document. This Letter Agreement shall be deemed and constitute a “Transaction Document” under the Securities Purchase Agreement.

10.           Recitals. The recitals set forth above are true and correct and are hereby incorporated into this Letter Agreement as if set forth at length herein.

11.           Counterparts.  This Letter Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

12.           Headings.  The headings of this Letter Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Letter Agreement.

13.           Severability.  If any provision of this Letter Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter Agreement in that jurisdiction or the validity or enforceability of any provision of this Letter Agreement in any other jurisdiction.

14.           Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the terms of this Letter Agreement and the consummation of the transactions contemplated hereby.

Kindly confirm your agreement with the foregoing by signing the copy of this letter where indicated below.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Letter Agreement to be duly executed by an authorized officer as of the date first above written.

Very Truly Yours,

Company:
ENERJEX KANSAS, INC.

By:	/s/ Steve Cochennet
Name: Steve Cochennet
Title: Chief Executive Officer

Parent:
ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet
Name: Steve Cochennet
Title: Chief Executive Officer

WEST COAST OPPORTUNITY FUND,
LLC

By:	/s/ Atticus Lowe
Name: Atticus Lowe
Title: Chief Investment Officer

ENABLE GROWTH PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil, CFA
Title: Principal and Portfolio Manager

ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil, CFA
Title: Principal and Portfolio Manager

FREY LIVING TRUST

By:	/s/ Philip Frey Jr.
Name: Philip Frey Jr.
Title: Trustee

Exhibit A – West Coast Debenture Redemption and Retirement Schedule

In accordance with Section 6(b) of the attached Debenture, the Holder hereby agrees, that upon payment of the Redemption Amount specified below on or before each respective Redemption Payment Date as set forth below, it will return the Retirement Shares set forth below to the Parent for immediate cancellation:

Redemption Amount	Redemption Payment Date	Retirement Shares
$100,000	December 31, 2009	50,000
$200,000	January 31, 2010	100,000
$200,000	February 28, 2010	100,000
$100,000	March 31, 2010	50,000
$100,000	April 30, 2010	50,000
$100,000	May 31, 2010	50,000
$100,000	June 30, 2010	50,000
$100,000	July 21, 2010	50,000
$100,000	August 31, 2010	50,000
Balance of Principal and Interest	(Maturity Date) September 30, 2010	0.5 shares for each $1 of Principal repaid

The Company and the Holder acknowledge and agree that the Company may prepay the entire outstanding Principal and Interest amount due under the Debenture at anytime, which would not affect the number of Retirement Shares to be returned for cancellation.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Exhibit A to be duly executed by an authorized officer.

Holder:
WEST COAST OPPORTUNITY FUND, LLC

By:	/s/ Atticus Lowe
Name: Atticus Lowe
Title: Chief Investment Officer

Company:		Parent:
ENERJEX KANSAS, INC.		ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet	By:	/s/ Steve Cochennet
	Name: Steve Cochennet		Name: Steve Cochennet
	Title: Chief Executive Officer		Title: Chief Executive Officer

West Coast Debenture

A-1

Exhibit A – Enable Growth Debenture Redemption and Retirement Schedule

In accordance with Section 6(b) of the attached Debenture, the Holder hereby agrees, that upon payment of the Redemption Amount specified below on or before each respective Redemption Payment Date as set forth below, it will return the Retirement Shares set forth below to the Parent for immediate cancellation:

Redemption Amount	Redemption Payment Date	Retirement Shares
$26,500	December 31, 2009	13,250
$53,000	January 31, 2010	26,500
$53,000	February 28, 2010	26,500
$26,500	March 31, 2010	13,250
$26,500	April 30, 2010	13,250
$26,500	May 31, 2010	13,250
$26,500	June 30, 2010	13,250
$26,500	July 21, 2010	13,250
$26,500	August 31, 2010	13,250
Balance of Principal	September 30, 2010	0.5 shares for each $1 of Principal repaid

The Company and the Holder acknowledge and agree that the Company may prepay the entire outstanding Principal and Interest amount due under the Debenture at anytime, which would not affect the number of Retirement Shares to be returned for cancellation.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Exhibit A to be duly executed by an authorized officer.

Holder:
ENABLE GROWTH PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil, CFA
Title: Principal and Portfolio Manager

Company:		Parent:
ENERJEX KANSAS, INC.		ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet	By:	/s/ Steve Cochennet
	Name: Steve Cochennet		Name: Steve Cochennet
	Title: Chief Executive Officer		Title: Chief Executive Officer

Enable Growth Debenture

A-1

Exhibit A – Enable Opportunity Debenture Redemption and Retirement Schedule

In accordance with Section 6(b) of the attached Debenture, the Holder hereby agrees, that upon payment of the Redemption Amount specified below on or before each respective Redemption Payment Date as set forth below, it will return the Retirement Shares set forth below to the Parent for immediate cancellation:

Redemption Amount	Redemption Payment Date	Retirement Shares
$13,500	December 31, 2009	6,750
$27,000	January 31, 2010	13,500
$27,000	February 28, 2010	13,500
$13,500	March 31, 2010	6,750
$13,500	April 30, 2010	6,750
$13,500	May 31, 2010	6,750
$13,500	June 30, 2010	6,750
$13,500	July 21, 2010	6,750
$13,500	August 31, 2010	1,750
Balance of Principal	September 30, 2010	0 shares for each $1 of Principal repaid

The Company and the Holder acknowledge and agree that the Company may prepay the entire outstanding Principal and Interest amount due under the Debenture at anytime, which would not affect the number of Retirement Shares to be returned for cancellation.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Exhibit A to be duly executed by an authorized officer.

Holder:
ENABLE OPPORTUNITY PARTNERS LP

By:	/s/ Brendan O’Neil
Name: Brendan O’Neil, CFA
Title: Principal and Portfolio Manager

Company:		Parent:
ENERJEX KANSAS, INC.		ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet	By:	/s/ Steve Cochennet
	Name: Steve Cochennet		Name: Steve Cochennet
	Title: Chief Executive Officer		Title: Chief Executive Officer

Enable Opportunity Debenture

A-1

Exhibit A – Frey Debenture Redemption and Retirement Schedule

In accordance with Section 6(b) of the attached Debenture, the Holder hereby agrees, that upon payment of the Redemption Amount specified below on or before each respective Redemption Payment Date as set forth below, it will return the Retirement Shares set forth below to the Parent for immediate cancellation:

Redemption Amount	Redemption Payment Date	Retirement Shares
$10,000	December 31, 2009	5,000
$20,000	January 31, 2010	10,000
$20,000	February 28, 2010	10,000
$10,000	March 31, 2010	5,000
$10,000	April 30, 2010	5,000
$10,000	May 31, 2010	5,000
$10,000	June 30, 2010	5,000
$10,000	July 21, 2010	5,000
$10,000	August 31, 2010	5,000
Balance of Principal	September 30, 2010	0.5 shares for each $1 of Principal repaid

The Company and the Holder acknowledge and agree that the Company may prepay the entire outstanding Principal and Interest amount due under the Debenture at anytime, which would not affect the number of Retirement Shares to be returned for cancellation.

IN WITNESS WHEREOF, the parties hereto have executed or caused this Exhibit A to be duly executed by an authorized officer.

Holder:
FREY LIVING TRUST

By:	/s/ Philip Frey Jr.
Name: Philip Frey Jr.
Title: Trustee

Company:		Parent:
ENERJEX KANSAS, INC.		ENERJEX RESOURCES, INC.

By:	/s/ Steve Cochennet	By:	/s/ Steve Cochennet
	Name: Steve Cochennet		Name: Steve Cochennet
	Title: Chief Executive Officer		Title: Chief Executive Officer

Frey Debenture

A-1